As filed with the Securities and Exchange Commission on April 22, 1997

                                                      Registration No. 333-13745
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                       United Dominion Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           Virginia                             6513                     54-0857512
  (State or other jurisdiction      (Primary Standard Industrial      (I.R.S. Employer
of incorporation or organization)    Classification Code Number)     Identification No.)

                        10 South Sixth Street, Suite 203
                         Richmond, Virginia 223219-3802
                                 (804) 780-2691
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)
                            -------------------------

                               Katheryn E. Surface
                       Vice President and General Counsel
                       United Dominion Realty Trust, Inc.
                        10 South Sixth Street, Suite 203
                         Richmond, Virginia 223219-3802
                                 (804) 780-2691
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            -------------------------
                                   Copies to:

 James W. Featherstone, III                                Bryan L. Goolsby
     Hunton & Williams                                      Gina E. Betts
    951 East Byrd Street                     Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
Richmond, Virginia 23219-4074                         Suite 900, 2200 Ross Avenue
                                                          Dallas, Texas 75201



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


         Pursuant to its undertaking No. 2 in the Registration Statement, the registrant hereby removes from registration 40,987 shares of Common Stock remaining unsold at the termination of the offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and to authority conferred by Rule 478(a)(4) thereunder, the undersigned agent for service named in the Registration Statement, on behalf of the registrant and all other persons who signed the Registration Statement, has signed this Post-Effective Amendment to the Registration Statement in the City of Richmond, Commonwealth of Virginia on the 22nd day of April, 1997.




                                           s/ Katheryn E. Surface
                                           ---------------------------
                                              Katheryn E. Surface
                                              Agent for service